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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) NOVEMBER 24, 1998
                                                         ----------------


                               THE RECOVERY NETWORK, INC.
             (Exact name of registrant as specified in its charter)


           COLORADO                       7812                  39-1731029
(State or other jurisdiction       (Primary Standard         (I.R.S. Employer
     of incorporation or       Industrial Classification    Identification No.)
        organization)               Code Number)


                           1411 5th Street, Suite 250
                             Santa Monica, CA 90401
                    (Address of principal executive offices)

Registrant's telephone number including area code                 (310)393-3979








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Item 5.  OTHER EVENTS

On November 24, 1998, The Recovery Network (the "Company")was informed by NASDAQ that the Company's stock is subject to de-listing from the NASDAQ-SmallCap exchange due to failure to meet certain minimum net asset levels. The Company sent a response to the NASDAQ's de-listing notice on December 9, 1998, in an attempt to prevent the de-listing. The Company cannot determine at this time if its efforts in this area will be successful. In addition, it is not clear at this time when such de-listing would be effective. If the Company's stock is de-listed from NASDAQ SmallCap, the Company intends to pursue the listing of the stock on the National Association of Securities Dealer's Bulletin Board system and/or a regional stock exchange.

On November 30, 1998, the Board of Directors of the Company accepted the resignation of Mitchell Sahn from his position as Vice Chairman of the Board of Directors, and as Chair of the Operating Committee of the Company. At the same meeting, the Operating Committee, which consisted of Mr. Sahn and various members of senior management, was effectively dissolved.

On December 7, 1998, the Company received minimum commitments of $750,000 from various individuals and entities to provide short-term debt financing for the Company. Among the provisions of this debt are:

- Interest Rate of 12% (per annum), due and payable with principal on earlier of April 30, 1999, or upon closing by Recovery Network of debt or equity financing of $1,500,000 or greater.

- Warrants to purchase 375,000 shares of Recovery Network stock at $.01 per share will be issued proportionately to the note holders.

- Note holders shall have a security interest in virtually all Company assets.

Proceeds are expected to be released to the Company from December 11 through December 15, 1998. This debt financing is expected to be sufficient to fund Company operations through at least February 20, 1999. This date is contingent upon several factors, including continued cooperation from the Company's vendors. The Company is currently investigating several other debt and equity financing options to allow the Company to continue operating and broadcasting without interruption.


Note to Investors
------------------

     Forward-looking statements in this filing are based on information available to the Company on the date hereof. The Company's actual results could differ materially from those stated or implied by such forward-looking statements. The forward-looking statements should be considered in the context of these and other risk factors disclosed in the Company's fiscal 1998 SEC
Form 10-K (filed September 27, 1998), September 30, 1998 Form 10-Q (filed November 23, 1998), and Form SB-2 (filed on October 27, 1998).




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE RECOVERY NETWORK, INC.


Date:  December 14, 1998                      By: /s/ Michael G. Clark
                                                 -------------------------------
                                                 Michael G. Clark
                                                 Chief Financial Officer and
                                                 Corporate Secretary